UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 10, 2024 (October 8, 2024)

THE PROCTER & GAMBLE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-00434	31-0411980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio 45202
 (Address of principal executive offices, including zip code)

513-983-1100
   (Registrant’s telephone number, including area code)

   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without Par Value	PG	NYSE
0.500% Notes due 2024	PG24A	NYSE
0.625% Notes due 2024	PG24B	NYSE
1.375% Notes due 2025	PG25	NYSE
0.110% Notes due 2026	PG26D	NYSE
3.25% EUR Notes due 2026	PG26F	NYSE
4.875% EUR notes due May 2027	PG27A	NYSE
1.200% Notes due 2028	PG28	NYSE
3.150% EUR Notes due 2028	PG28B	NYSE
1.250% Notes due 2029	PG29B	NYSE
1.800% Notes due 2029	PG29A	NYSE
6.250% GBP notes due January 2030	PG30	NYSE
0.350% Notes due 2030	PG30C	NYSE
0.230% Notes due 2031	PG31A	NYSE
3.25% EUR Notes due 2031	PG31B	NYSE
5.250% GBP notes due January 2033	PG33	NYSE
3.200% EUR Notes due 2034	PG34C	NYSE
1.875% Notes due 2038	PG38	NYSE
0.900% Notes due 2041	PG41	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended tramsition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On October 8, 2024, The Procter & Gamble Company (“the Company”), held its 2024 Annual Meeting of Shareholders. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

Proposal 1 – Election of Directors.
Each of the following nominees was elected to serve a one-year term on the Company’s Board of Directors (“the Board”).

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Allen, B. Marc	1,666,920,007	32,812,139	6,246,904	358,360,142
Biggs, Brett	1,688,855,504	10,809,990	6,313,556	358,360,142
Bonini, Sheila	1,674,099,556	25,996,306	5,883,188	358,360,142
Chang, Amy L.	1,676,371,416	24,182,083	5,425,551	358,360,142
Jimenez, Joseph	1,656,988,220	43,476,826	5,514,004	358,360,142
Kempczinski, Christopher	1,661,911,293	38,374,970	5,692,787	358,360,142
Lee, Debra L.	1,657,171,431	43,603,029	5,204,590	358,360,142
Lundgren, Terry J.	1,615,758,288	83,466,915	6,753,847	358,360,142
McCarthy, Christine M.	1,646,358,170	53,596,580	6,024,300	358,360,142
McEvoy, Ashley	1,686,077,655	14,131,637	5,769,758	358,360,142
Moeller, Jon R.	1,590,846,557	103,630,371	11,502,122	358,360,142
Portman, Robert J.	1,669,945,658	30,608,472	5,424,920	358,360,142
Subramaniam, Rajesh	1,675,792,625	23,762,353	6,424,072	358,360,142
Woertz, Patricia A.	1,633,635,189	66,327,008	6,016,853	358,360,142

Proposal 2- Ratify Appointment of the Independent Registered Public Accounting Firm.
The proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,926,154,615	128,773,612	9,410,965	0

Proposal 3 - Advisory Vote to Approve the Company’s Executive Compensation (the “Say on Pay” vote).
The proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,534,591,770	158,298,304	13,088,976	358,360,142

Proposal 4 -  Shareholder Proposal - Pay Gap Reporting.
The proposal was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
508,010,796	1,181,262,520	16,705,734	358,360,142

The Company is filing this Form 8-K pursuant to Item 5.07, "Submission of Matters to a Vote of Security Holders."

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:  /s/ Sandra T. Lane
                Sandra T. Lane
              Assistant Secretary
              October 10, 2024